EXHIBIT 10.81

MASTER LEASE NO. 2 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 2 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 2 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the 11th day of December, 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated November 5, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 2 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from December 12, 2003 through April 30, 2004, be equal to Forty Million Six Hundred One Thousand Five Hundred Fifty Two and 86/100 Dollars ($40,601,552.86) per annum, and, for Rent

Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of December 12, 2003, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. Exhibit A Amendments. Tenant and Lessor hereby further amend the Lease in the manner provided in Exhibit A attached hereto and made a part hereof.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Joseph Landenwich

Name:	Joseph Landenwich
Title:	Vice President of Corporate Legal Affairs and Corporate Secretary

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney

T. Richard Riney, Executive Vice President, General Counsel and Secretary

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Maria Colville, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Legal Afairs and Corporate Secretary of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Legal Afairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Maria Colville

Notary Public

My Commission Expires:

March 22, 2004
[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 5th day of December, 2003, personally came before me Maria Colville, a Notary Public in and for said County and State, Joseph Landenwich, who being by me duly sworn, says that he is the Vice President of Corporate Affairs and Corporate Secretary of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President of Corporate Affairs and Corporate Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Maria Colville

Notary Public

My Commission Expires:

March 22, 2004
[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11th day of December, 2003, personally came before me Dana J. Baker, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

/s/ Dana J. Baker

Notary Public

My Commission Expires:

March 28, 2005
[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:	/s/ James S. Ely, III

Name:	James S. Ely, III
Title:	Managing Director

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 5th day of December, 2003, personally came before me Bernadette M. Sullivan, a Notary Public in and for said County and State, James S. Ely, III, who being by me duly sworn, says that he is the Managing Director of JPMORGAN CHASE BANK, a New York banking corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Managing Director acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 5th day of December, 2003.

/s/ Bernadette M. Sullivan

Notary Public

My Commission Expires:

June 30, 2006
[Notarial Stamp/Seal]

Exhibit A

Additional Amendments to Lease

Lessor and Tenant hereby further amend the Lease in the following respects:

(a)	Section 1.3.5 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc.”.

(b)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: “ “Master Lease Leased Properties”: The Leased Properties under Amended and Restated Master Lease Agreement No. 2 dated as of the Effective Date and entered into by Ventas Realty, Limited Partnership and Tenant, exclusive of any Leased Properties that, pursuant to Section 40.17 below or the corresponding section of such Amended and Restated Master Lease Agreement No. 2 or of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section 40.17.”

(c)	The definition of “Medicaid” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “XVIII” and substituting in its place a reference to “XIX”.

(d)	The definition of “Tax Refund Escrow Agreement” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas Realty, Limited Partnership.”

(e)	The penultimate sentence of Section 6.2 of the Lease is hereby amended by deleting therefrom the words “disposed of in accordance” and substituting in their place the words “dispose of the same in accordance”.

(f)	The second sentence of Section 22.1 of the Lease is hereby amended and restated in its entirety as follows: “Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage.”

(g)

The last sentence of Section 25.1.11 of the Lease is hereby amended and restated in its entirety as follows: “To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 2, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of Amended and Restated Master Lease Agreement No. 2 or the

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corresponding section of any and all New Leases derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 2, shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.”

(h)	Article XXVI of the Lease is hereby amended by adding thereto the following new Section 26.4: “Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary contained in this Article XXVI, if and for so long as the lessor under this Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section 26.1 of this Lease facility information which relates to Facilities or Leased Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.”

(i)	Section 36.1.1 of the Lease is hereby amended by deleting therefrom the reference to “general partner” and substituting in its place a reference to “Affiliate.”

(j)	Section 40.14(i)(D) of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc. or Lessor.”

(k)	Section 40.15(a)(xi) of the Lease is hereby amended and restated in its entirety as follows: “If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such new Lease, with such New Lease as the Section 40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a “New Lease” under Section 40.15 of one of the other Combined Leases, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property”.

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ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
111	Rolling Hills Health Care Center	371,436.44	0.9148%
136	LaSalle Healthcare Center	182,179.90	0.4487%
168	Lakewood Healthcare Center	697,238.22	1.7173%
216	Hillcrest Rehab Care Center	922,212.49	2.2714%
222	Nampa Care Center	622,026.52	1.5320%
223	Weiser Rehab & Care Center	287,890.17	0.7091%
278	Oakview Nursing & Rehab Center	492,015.84	1.2118%
282	Maple Manor Healthcare Center	471,350.80	1.1609%
289	San Luis Medical & Rehab Center	568,815.51	1.4010%
294	Windsor Estates Health & Rehab Center	779,758.96	1.9205%
320	Magnolia Gardens Care Center	741,035.60	1.8251%
407	Parkwood Health Care Center	434,672.84	1.0706%
420	Maywood Acres Healthcare Center	343,754.57	0.8467%
508	Crawford Skilled Nursing & Rehab Center	594,530.70	1.4643%
513	Hallmark Nursing & Rehab Center	230,284.03	0.5672%
532	Hillcrest Nursing Center	524,504.49	1.2918%
534	Country Gardens Skilled. Nursing & Rehab	490,427.22	1.2079%
545	Eastside Rehab & Living Center	574,747.39	1.4156%
549	Kennebunk Nursing Center	533,953.66	1.3151%
578	West Lafayette Rehab & Nursing Center	401,492.25	0.9889%
584	Franklin Skilled. Nursing & Rehab Center	337,023.49	0.8301%
592	Greenbriar Terrace Healthcare	2,543,902.86	6.2655%
634	Cambridge Health & Rehab Center	1,064,888.49	2.6228%
641	Torrey Pines Care Center	100,794.66	0.2483%
690	Wasatch Valley Rehabilitation	496,550.83	1.2230%
706	Guardian Care of Henderson	260,612.76	0.6419%
711	Kinston Rehab and Healthcare Center	555,693.51	1.3687%
726	Guardian Care of Elizabeth City	460,774.77	1.1349%
743	Desert Life Rehab & Care Center	686,863.25	1.6917%
744	Cherry Hills Health Care Center	794,327.90	1.9564%
766	Colonial Manor Medical & Rehab Center	607,649.19	1.4966%

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Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing
780	Columbus Health & Rehab Center	1,119,667.62	2.7577%
804	Rehab & Health Center of Birmingham	691,060.09	1.7021%
822	Primacy Healthcare & Rehab Center	1,282,643.57	3.1591%
826	Harbour Point Med. & Rehab Center	346,406.02	0.8532%
842	Bay Pointe Medical & Rehab Center	479,740.62	1.1816%
1224	Health Havens Nursing & Rehab Center	304,239.52	0.7493%
1228	Lafayette Nursing & Rehab Center	1,305,488.55	3.2154%
4611	Kindred Hospital Bay Area St. Petersburg Campus	2,572,890.96	6.3369%
4612	Kindred Hospital Kansas City	2,283,937.33	5.6252%
4615	Kindred Hospital Sycamore	2,208,811.75	5.4402%
4653	Kindred Hospital Tarrant County Ft Worth SW Campus	756,750.93	1.8638%
4654	Kindred Hospital Houston NW Campus	1,216,166.24	2.9954%
4668	Kindred Hospital Ft. Worth	833,807.95	2.0536%
4674	Kindred Hospital Central Tampa	2,405,810.97	5.9254%
4807	Kindred Hospital Ontario	4,620,721.43	11.3807%

	Total	40,601,552.86	100.0000%

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ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4807	Kindred Hospital Ontario	Ontario	CA	April 30, 2013	#1
2	4615	Kindred Hospital – Sycamore	Sycamore	IL	April 30, 2013	#1
3	4612	Kindred Hospital – Kansas City	Kansas City	MO	April 30, 2013	#1
4	222	Nampa Care Center	Nampa	ID	April 30, 2013	#1
5	513	Hallmark Nursing & Rehab. Ctr	New Bedford	MA	April 30, 2013	#1
6	592	Greenbrier Terrace Healthcare	Nashua	NH	April 30, 2013	#1
7	842	Bay Pointe Medical & Rehab. Centre	Virginia Beach	VA	April 30, 2013	#1
8	4611	Kindred Hospital – St. Petersburg	St. Petersburg	FL	April 30, 2008	#2
9	545	Eastside Rehab. and Living Center	Bangor	ME	April 30, 2008	#2
10	549	Kennebunk Nursing Center	Kennebunk	ME	April 30, 2008	#2

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
11	711	Guardian Care of Kinston	Kinston	NC	April 30, 2008	#2
12	1224	Health Havens Nursing & Rehab. Ctr.	E. Providence	RI	April 30, 2008	#2
13	826	Harbour Pointe Med. & Rehab. Ctr.	Norfolk	VA	April 30, 2008	#2
14	320	Magnolia Gardens Care Center	Burlingame	CA	April 30, 2008	#2
15	216	Hillcrest Rehab. Care Center	Boise	ID	April 30, 2008	#2
16	407	Parkwood Health Care Center	Lebanon	IN	April 30, 2008	#2
17	278	Oakview Nursing & Rehab. Ctr.	Calvert City	KY	April 30, 2008	#2
18	822	Primacy Healthcare & Rehab Ctr.	Memphis	TN	April 30, 2008	#2
19	690	Wasatch Valley Rehabilitation	Salt Lake City	UT	April 30, 2008	#2
20	641	Torrey Pines Care Center	Las Vegas	NV	April 30, 2008	#2
21	4654	Kindred Hospital (Houston Northwest Campus)	Houston	TX	April 30, 2010	#4
22	223	Weiser Rehabilitation and Care Ctr.	Weiser	ID	April 30, 2010	#4
23	111	Rolling Hills Health Care Center	New Albany	IN	April 30, 2010	#4
24	294	Windsor Estates Health & Rehab. Ctr.	Kokomo	IN	April 30, 2010	#4
25	780	Columbus Health & Rehab. Center	Columbus	IN	April 30, 2010	#4
26	282	Maple Manor Healthcare Center	Greenville	KY	April 30, 2010	#4

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
27	136	LaSalle Healthcare Center	Durham	NC	April 30, 2010	#4
28	706	Guardian Care of Henderson	Henderson	NC	April 30, 2010	#4
29	726	Guardian Care of Elizabeth City	Elizabeth City	NC	April 30, 2010	#4
30	4653	Kindred Hospital – Tarrant County (Fort Worth Southwest Campus)	Ft. Worth	TX	April 30, 2010	#5
31	4668	Kindred Hospital Ft. Worth	Ft. Worth	TX	April 30, 2010	#5
32	743	Desert Life Rehab. & Care Center	Tucson	AZ	April 30, 2010	#5
33	420	Maywood Acres Healthcare Center	Oxnard	CA	April 30, 2010	#5
34	744	Cherry Hills Health Care Center	Englewood	CO	April 30, 2010	#5
35	578	West Lafayette Rehab. & Nsg. Ctr.	West Lafayette	OH	April 30, 2010	#5
36	634	Cambridge Health & Rehab. Center	Cambridge	OH	April 30, 2010	#5
37	168	Lakewood Healthcare Center	Lakewood	WA	April 30, 2010	#5
38	289	San Luis Medical & Rehab. Center	Greenbay	WI	April 30, 2010	#5
39	766	Colonial Manor Medical & Rehab. Ctr.	Wausau	WI	April 30, 2010	#5
40	4674	Kindred Hospital – Central Tampa	Tampa	FL	April 30, 2010	#6
41	804	Rehab. & Health Ctr. of Birmingham	Birmingham	AL	April 30, 2010	#6

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
42	1228	Lafayette Nsg. & Rehab. Ctr.	Fayetteville	GA	April 30, 2010	#6
43	508	Crawford Skilled Nsg. & Rehab. Ctr.	Fall River	MA	April 30, 2010	#6
44	532	Hillcrest Nursing Home	Fitchburg	MA	April 30, 2010	#6
45	534	Country Gardens Sk. Nsg. & Rehab.	Swansea	MA	April 30, 2010	#6
46	584	Franklin Sk. Nsg. & Rehab. Center	Franklin	MA	April 30, 2010	#6

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